UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS-15G

ASSET-BACKED SECURITIZER

REPORT PURSUANT TO SECTION 15G OF

THE SECURITIES EXCHANGE ACT OF 1934

Santander UK plc

(Exact name of securitizer as specified in its charter)

Check the appropriate box to indicate the filing obligation to which this form is intended to satisfy:

☐	Rule 15Ga-1 under the Exchange Act (17 CFR 240.15Ga-1) for the reporting period ____________ to ____________

Date of Report (Date of earliest event reported): ____________

Commission File Number of securitizer: ____________

Central Index Key Number of securitizer: ____________

Name and telephone number, including area code, of the person to contact in connection with this filing.

Indicate by check mark whether the securitizer has no activity to report for the initial period pursuant to Rule 15Ga-1(c)(1)  ☐

Indicate by check mark whether the securitizer has no activity to report for the quarterly period pursuant to Rule 15Ga-1(c)(2)(i)  ☐

Indicate by check mark whether the securitizer has no activity to report for the annual period pursuant to Rule 15Ga-1(c)(2)(ii)  ☐

☒	Rule 15Ga-2 under the Exchange Act (17 CFR 240.15Ga-2)

Central Index Key Number of depositor: 0001087711

Holmes Master Issuer PLC
(Exact name of issuing entity as specified in its charter)

Central Index Key Number of issuing entity (if applicable): 0001394660

Central Index Key Number of underwriter (if applicable): ____________

Martin McKinney, +44 (0)7872 868 510
Name and telephone number, including area code, of the person to contact in connection with this filing

INFORMATION TO BE INCLUDED IN THE REPORT

PART 1: REPRESENTATION AND WARRANTY INFORMATION

Item 1.01 Initial Filing of Rule 15Ga-1 Representations and Warranties Disclosure

Not applicable.

Item 1.02 Periodic Filing of Rule 15Ga-1 Representations and Warranties Disclosure

Not applicable.

Item 1.03 Notice of Termination of Duty to File Reports under Rule 15Ga-1

Not applicable.

PART II: FINDINGS AND CONCLUSIONS OF THIRD-PARTY DUE DILIGENCE REPORTS

Item 2.01 Findings and Conclusions of a Third Party Due Diligence Report Obtained by the Issuer

Santander UK plc, as securitizer and depositor, is filing this Form ABS-15G in respect of issuances of residential mortgage-backed securities by Holmes Master Issuer PLC, as issuing entity under Santander UK plc’s residential mortgage-backed securities issuance program, in reliance on Rule 144A under the U.S. Securities Act of 1933, as amended, and a Third Party Due Diligence Report obtained from Deloitte LLP in connection with the annual update of that program and issuances thereunder.

Item 2.02 Findings and Conclusions of a Third-Party Due Diligence Report Obtained by the Underwriter

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the reporting entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Santander UK plc
Securitizer and Depositor

By:	/s/ Martin McKinney

Name:	Martin McKinney
Title:	Senior officer in charge of securitization of the securitizer
Date:	April 9, 2025

Deloitte LLP 2 New Street Square London EC4A 3HQ Phone: +44 (0)29 2046 0000 Fax: +44 (0)29 2026 4444 www.deloitte.co.uk

Independent Accountant’s Report on Applying Asset Agreed Upon Procedures

The Board of Directors of

Holmes Master Issuer PLC

2 Triton Square

Regent’s Place

London

NW1 3AN

United Kingdom

(the “Issuer”)

The Board of Directors of

Santander UK PLC

2 Triton Square

Regent’s Place

London

NW1 3AN

United Kingdom

(the “Seller”)

Banco Santander, S.A.

Ciudad Grupo Santander

Edificio Encinar

Avenida de Cantabria s/n

28660 Boadilla del Monte

Madrid

Spain

(the “Arranger”)

4 April 2025

Dear Sirs/Madams,

AGREED-UPON PROCEDURES ENGAGEMENT RELATING TO THE 2025 ANNUAL UPDATE (the “Update”) OF THE HOLMES MASTER ISSUER PLC RESIDENTIAL MORTGAGE-BACKED NOTE PROGRAMME (the “Programme”)

We have performed the procedures enumerated below on certain mortgage loans (the “Loan Pool”), which were agreed to by the Issuer, the Seller and the Arranger (as defined in the Engagement Letter). The procedures were performed to assist you in evaluating the validity of certain characteristics of the Loan Pool. This agreed upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The appropriateness of these procedures is solely the responsibility of the Issuer, the Seller and the Arranger. Consequently, we make no representation regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report (the “Asset Agreed Upon Procedures Report”) is addressed to the Board of Directors of the Issuer, the Board of Directors of the Seller and the Arranger identified in the Engagement Letter who have agreed to participate in the proposed Update.

Deloitte LLP is a limited liability partnership registered in England and Wales with registered number OC303675 and its registered office at 1 New Street Square, London, EC4A 3HQ, United Kingdom.

Deloitte LLP is the United Kingdom affiliate of Deloitte NSE LLP, a member firm of Deloitte Touche Tohmatsu Limited, a UK private company limited by guarantee (“DTTL”). DTTL and each of its member firms are legally separate and independent entities. DTTL and Deloitte NSE LLP do not provide services to clients. Please see www.deloitte.com/about to learn more about our global network of member firms.

© 2025 Deloitte LLP. All rights reserved.

These procedures were established with the Issuer and the Seller and the appropriateness of the procedures is solely the responsibility of the Issuer, the Seller and the Arranger as discussed above. The Issuer and the Seller shall be solely responsible for providing accurate and complete information requested by Deloitte necessary to perform the procedures. Deloitte has no responsibility for the accuracy or completeness of the information provided by or on behalf of the Issuer and the Seller, even if Deloitte had reason to know or should have known of such inaccuracy or incompleteness.

The procedures that we performed and our findings are as follows:

1.	Scope of our work and factual findings

The procedures performed were as defined in Appendix 2 of the Engagement Letter (the “Agreed Upon Procedures”).

The Seller provided us with a data file ‘Holmes_AUP_List.xlsx’ (the “First Pool Run”) containing a loan identifier for each of the 39,337 loans with greater than zero current balance in the Loan Pool.

A random sample of 457 loans was selected from the First Pool Run using the sampling approach below (the “Sample”).

The Seller then provided us with the data file ‘Holmes_AUP_2025.xlsx’ containing information for each loan in the Sample (the “Sample Pool”) as at 31 January 2025 (the “Cut-off Date”).

We have carried out the Agreed Upon Procedures on the Sample Pool during the period 25 February to 13 March 2025.

The sampling approach

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the Agreed Upon Procedures related to the documentation and procedures that support the Sample Pool contained in the First Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 2.1 to 2.24 under the pool agreed upon procedures section below, has been limited to confirming that the selected attribute from the First Pool Run information relating to the Sample Pool agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct and we have not sought to independently verify this information. The loan documentation used in these Agreed upon Procedures was the offer letter, additional borrowing offer letter, credit limit review, Certificate of Title (“COT”), the completion letter, Official Copy of Register Entries, original or latest valuation report (the “valuation report”) or subsequent valuer’s letter, the personal identification documentation, the ANMF system (the “System”) and the data files ‘Holmes_AUP_2025_Back Ups.xlsx‘ and ‘System Raw Extract Balances Deloitte FEB25.xlsx’ (together, the “System extract”).

Objectives

On the assumption that the information in the First Pool Run is a complete and accurate representation of the Loan Pool, the sample sizes chosen were designed with the objective of us being able to state that there is a 99% confidence that not more than 1% of the population of the First Pool Run contained an error in the relevant attribute. Where errors were found in the Sample Pool, we have re-calculated the percentage errors that there might be in the First Pool Run and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purposes of the Update.

2.	Pool agreed upon procedures

For each loan in the Sample Pool, we carried out the following agreed upon procedures and have given a confidence and precision percentage for each procedure.

For the purposes of this report, the failure of a single attribute is termed an error.

2.1.	Borrower Name

In cases where the surname of one borrower changed to the surname of a joint borrower, we were informed by the Seller that such changes are as a result of changes in the marital status of the borrowers. For the avoidance of doubt, we did not agree that any change in the surname of the borrower was due to a change in their marital status, as no evidence of changes to the marital status was available in the mortgage files.

In relation to procedures 2.1.1-2.1.2 below, substantially agreed is defined as being able to identify the borrower’s name where minor spelling errors or reversals of initials had occurred.

2.1.1.	For each loan in the Sample Pool, we confirmed whether the borrower name(s) shown on the Sample Pool substantially agreed to that shown on the offer letter, additional borrowing offer letter or credit limit review. We found that the borrower name(s) shown on the Sample Pool substantially agreed to the offer letter, additional borrowing offer letter or credit limit review, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.1.2.	For each loan in the Sample Pool, we confirmed whether the borrower name(s) shown on the Sample Pool substantially agreed with that shown on the COT or Official Copy of Register Entries. We found that the borrower name(s) shown on the Sample Pool substantially agreed to the COT or Official Copy of Register Entries, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.2.	Property Address

We were instructed by the management of the Seller that this procedure should not include agreeing the postcode if other segments of the property address were sufficient to identify the property. In addition, for new build properties, we were instructed by the management of the Seller that, where the original plot address and final full postal address differ, these differences are expected as a mortgage progresses from application to completion and thus these should not be considered to be errors if the property address was not substantially changed. For the avoidance of doubt, if the postcode was missing, incomplete or incorrect, or if the original plot address and final full postal address did not substantially differ, they were not considered to be an error.

In relation to procedures 2.2.1-2.2.3 below, substantially agreed is defined as being able to identify the property address where minor spelling errors has occurred.

2.2.1.	For each loan in the Sample Pool, we confirmed whether the property address shown on the Sample Pool substantially agreed with that shown on the offer letter, additional borrowing offer letter or credit limit review. We found that the property address shown on the Sample Pool substantially agreed to the offer letter, additional borrowing offer letter or credit limit review, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.2.2.	For each loan in the Sample Pool, we confirmed whether the property address shown on the Sample Pool substantially agreed with that shown on the valuation report. We found that the property address shown on the Sample Pool substantially agreed to the valuation report, except for 5 cases.

Deloitte reference	Description of exception
DT010	Valuation report unavailable
DT014	Valuation report unavailable
DT026	Valuation report unavailable
DT339	Valuation report unavailable
DT427	Valuation report unavailable

As a result of the procedure performed there is a 99% confidence that not more than 3% of the First Pool Run contained errors.

2.2.3.	For each loan in the Sample Pool, we confirmed whether the property address shown on the Sample Pool substantially agreed with that shown on the COT or Official Copy of Register Entries. We found that the property address shown on the Sample Pool substantially agreed to the COT or Official Copy of Register Entries, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.3.	Property Tenure

For each loan in the Sample Pool, we confirmed whether the property tenure agreed with that shown on the valuation report or Official Copy of Register Entries. In the case of a loan that had been transferred to the System, we confirmed whether the property tenure agreed with that shown on the System. We found that the property tenure agreed to one of the above documents or the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.4.	Amount Advanced

For each loan in the Sample Pool, we confirmed whether the net amount advanced agreed to within ± £1,000 with the net amount advanced shown on the offer letter, additional borrowing offer letter or credit limit review, where appropriate). In the case of a loan that had been transferred to the System, we confirmed whether the net amount advanced agreed with that shown on the System. We found that the net amount advanced agreed to within ± £1,000 to the offer letter, additional borrowing offer letter, credit limit review, or the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.5.	Current Balance

For each loan in the Sample Pool, we confirmed whether the current balance (defined as the interest charging balance, or the latest further advance balance plus any subsequent transactions as at the Cut-off Date) agreed to within +/- £250 to the current balance shown on the System. We found that the current balance agreed to within +/- £250 to the current balance shown on the System as at the Cut-off Date, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.6.	Completion Date

For each loan in the Sample Pool, we confirmed whether the completion date per loan part agreed, to within +/- 30 days, with the completion date per loan part shown on the COT or Official Copy of Register Entries or completion letter. In the case of a loan that had been transferred to the System, we confirmed whether the completion date per loan part agreed with that shown on the System. We found that the completion date per loan part agreed, to within +/- 30 days, to one of the above documents or the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.7.	Maturity Date

For each loan in the Sample Pool, we confirmed whether the maturity date per loan part agreed, to within +/- 30 days, with the maturity date as at the latest active loan part shown on the System. We found that the maturity date per loan part agreed, to within +/- 30 days, to the maturity date per loan part as at the latest active loan shown on the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.8.	Valuation Amount

For each loan in the Sample Pool, we confirmed whether the valuation amount agreed with either the ‘Valuation in Present Condition’ or the ‘Valuation Following Completion of Works’ shown on the valuation report or subsequent valuer’s letter. In the case of a loan that had been transferred to the System or where an indexed valuation had been used, we confirmed whether the valuation amount agreed with the valuation amount shown on the System. We found that the valuation amount agreed to the above, except for 5 cases.

Deloitte reference	Description of exception
DT010	Valuation report unavailable
DT014	Valuation report unavailable
DT026	Valuation report unavailable
DT339	Valuation report unavailable
DT427	Valuation report unavailable

As a result of the procedure performed there is a 99% confidence that not more than 3% of the First Pool Run contained errors.

2.9.	Valuation Date

For each loan in the Sample Pool, we confirmed whether the valuation date agreed, to within +/- 30 days, with the valuation date shown on the valuation report or subsequent valuer’s letter. In the case of a loan that had been transferred to the System or where an indexed valuation had been used, we confirmed whether the valuation date agreed with the valuation date shown on the System. We found that the valuation date agreed to the above, except for 5 cases.

Deloitte reference	Description of exception
DT010	Valuation report unavailable
DT014	Valuation report unavailable
DT026	Valuation report unavailable
DT339	Valuation report unavailable
DT427	Valuation report unavailable

As a result of the procedure performed there is a 99% confidence that not more than 3% of the First Pool Run contained errors.

2.10.	Document Signatories
2.10.1.	For each loan in the Sample Pool, we confirmed whether the valuation report had been signed in the space designated for the valuer. In the case of a loan that had been transferred to the System, we did not perform this procedure. We found the valuation report to be signed as described above, except for 5 cases.

Deloitte reference	Description of exception
DT010	Valuation report unavailable
DT014	Valuation report unavailable
DT026	Valuation report unavailable
DT339	Valuation report unavailable
DT427	Valuation report unavailable

As a result of the procedure performed there is a 99% confidence that not more than 3% of the First Pool Run contained errors.

2.10.2.	For each loan in the Sample Pool, we confirmed whether the COT had been signed in the space designated for the conveyancer or the Official Copy of Register Entries was present on the mortgage file. In the case of a loan that had been transferred to the System, we did not perform this procedure. We found the COT to be signed or the Official Copy of Register Entries be present on the mortgage file as described above, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.11.	Repayment Type

For each loan in the Sample Pool, we confirmed whether the repayment type agreed with the repayment type shown on the System. We found that the repayment type agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.12.	Product Type

For each loan in the Sample Pool, we confirmed whether the product type agreed with the product type shown on the System. We found that the product type agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.13.	Valuation Type

For each loan in the Sample Pool, we confirmed whether the valuation type agreed with the valuation type shown on the System. We found that the valuation type agreed to the System, except for 3 cases.

Deloitte reference	Description of exception
DT301	Sample Pool = Full, internal and external inspection; System = AVM
DT335	Sample Pool = Full, internal and external inspection; System = AVM
DT457	Sample Pool = Full, internal and external inspection; System = HPI

As a result of the procedure performed there is a 99% confidence that not more than 3% of the First Pool Run contained errors.

2.14.	Arrears Balance

For each loan in the Sample Pool, we confirmed whether the arrears balance amount agreed to the arrears balance amount shown on the System as at the Cut-off Date. We found that the arrears balance amount agreed to the arrears balance amount shown on the System as at the Cut-off Date, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.15.	Loan Ownership

For each loan in the Sample Pool, we confirmed whether the loan ownership agreed with the loan ownership shown on the System or the System extract. We found that the loan ownership agreed to the System or the System extract, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.16.	Monthly payment amount

For each loan in the Sample Pool, we confirmed whether the monthly payment amount agreed, to within +/- £0.01, with that shown on the System as at the Cut-off Date. We found that the monthly payment amount agreed, to within +/- £0.01, to that shown on the System as at the Cut-off Date, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.17.	Credit Score

For each loan in the Sample Pool, we confirmed whether the credit score agreed with that shown on the System extract. We found that the credit score agreed to the System extract, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.18.	Income Amount

For each loan in the Sample Pool, we confirmed whether the income amount for the primary borrower agreed with that shown on the System extract. We found that the income amount for the primary borrower agreed to the System extract, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.19.	Account Number

For each loan in the Sample Pool, we confirmed whether the account number shown on the Sample Pool agreed to the System. We found that the account number agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.20.	Term

For each loan in the Sample Pool, we confirmed whether the term of the loan defined as the difference between the original completion date and current maturity date agreed, to within +/- 30 days, to the System. We found that the term of the loan defined as the difference between the original completion date and current maturity date agreed, to within +/- 30 days, to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.21.	Employment Status

For each loan in the Sample Pool, we confirmed whether the employment status for all borrower(s) agreed to the System or the System extract. We found that the employment status for all borrower(s) agreed to the System or the System extract, except for 2 cases.

Deloitte reference	Description of exception
DT064	Sample Pool = B2: No Data (ND); System extract = B2: Unemployed
DT088	Sample Pool = B1: No Data (ND); System = B1: Self-employed

As a result of the procedure performed there is a 99% confidence that not more than 2% of the First Pool Run contained errors.

2.22.	Current Interest Rate

For each loan in the Sample Pool, we confirmed whether the current interest rate agreed to the System. We found that the current interest rate agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.23.	Revisionary Date

For each loan in the Sample Pool, we confirmed whether the revisionary date shown agreed to the System. We found that the revisionary date agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.24.	Year of Birth

For each loan in the Sample Pool, we confirmed whether the borrower(s) year of birth agreed to the System or the personal identification documentation. We found that the borrower(s) year of birth agreed to the System or the personal identification documentation, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

3.	Eligibility Criteria

The management of the Seller provided us with the data files ‘HOLMES_31JAN2025.xlsx’, ‘AZ_STAFF_INDICATOR.xlsx’, ‘AZ_TENURE_TYPE.xlsx’,‘Holmes_FPD.xlsx’,‘Initial_LTV.xlsx’, ‘Latest_Valuation_2025_AUP.xlsx’ and ‘Missing_DOB.xlsx’ (together, the “Eligibility Data Files”) containing data in respect of the Loan Pool as at the Cut-off-Date. For the avoidance of doubt, we have not independently verified the data in the Eligibility Data Files. We used the Eligibility Data Files to confirm whether certain eligibility criteria (as listed below which the Seller has identified as required to be met for the purpose of the Update) had been met.

3.1	We confirmed whether each loan was originated by the Seller;
3.2	We confirmed whether each loan was originated and is denominated in pounds sterling;
3.3	We confirmed whether each loan matures for repayment not later than the maximum loan maturity date;
3.4	We confirmed whether each loan does not have an outstanding principal balance of more than £750,000;
3.5	We confirmed whether each borrower has made at least one monthly payment;
3.6	We confirmed whether each loan is not guaranteed by a third party;
3.7	We confirmed whether all of the borrowers are individuals;
3.8	We confirmed whether each loan is not made to an employee or officer of the Seller;
3.9	We confirmed whether all of the properties are in England, Wales or Scotland;
3.10	We confirmed whether each property constitutes a separate dwelling unit and is either freehold, heritable or leasehold;
3.11	We confirmed whether each borrower was at least eighteen years old at the time of origination;
3.12	We confirmed whether there is no property subject of a shared ownership lease arrangement or staircase purchasing arrangement;
3.13	(i)We confirmed whether each property had a valuation date no more than 18 months as at the latest loan advance date;

(ii) We confirmed whether the principal amount of the initial advance advanced is not more than 95% of the lower of the purchase price and the appraised value;

We confirmed that each loan in the Eligibility Data Files agreed to the above criteria, with no exception.

4.	Scope of this Asset Agreed Upon Procedures Report

The scope of our work in preparing this Asset Agreed Upon Procedures Report was limited solely to those procedures set out above. We were not engaged to and did not conduct an audit the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the appropriateness of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Report.

This Asset Agreed Upon Procedures Report has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset Agreed Upon Procedures Report is only intended to be relied on in connection with any obligations or responsibilities in connection with the Update that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this Asset Agreed Upon Procedures Report in connection with any offering of securities outside the United States.

5.	Use of this Asset Agreed Upon Procedures Report

Subject to the terms specified in in our Engagement Letter dated 26 March 2025, this Asset Agreed Upon Procedures Report is provided solely for the private information and use of the Issuer, the Seller, and the Arranger and is not intended to be and should not be used by anyone other than the Issuer, the Seller, and the Arranger. This Agreed Upon Procedures Report should not be included in any publicly filed or publicly available document nor should this Agreed Upon Procedures Report, the services performed hereunder, or Deloitte’s engagement hereunder be referred to in any publicly filed or publicly available document, in each case, except under the terms specified in our Engagement Letter. For the avoidance of doubt, the Arranger is being provided with the Asset Agreed Upon Procedures Report in its capacity as addressee and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Report please do not hesitate to contact Louise Gill on 0113 292 1299.

Yours truly,

/s/ Deloitte LLP

Deloitte LLP